SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2000

                        MONTGOMERY FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

        0-29312                                            35-1962246
(Commission File Number)                       (IRS Employer Identification No.)

                              119 East Main Street
                          Crawfordsville, Indiana 47933
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (765) 362-4710



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Item 5.  Other Events.

         Pursuant to General Instruction F, the press release issued November 9, 2000, announcing the directors and officers of the Corporation and its subsidiary Montgomery Savings, a Federal Association, is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

         Attached and also incorporated by reference as Exhibit 99.2 is the press release issued November 29, 2000, concerning the Corporation's stock repurchase program.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                    99.1 Press  release,  dated  November  9,  2000,  announcing directors and officers.

                    99.2 Press  release,  dated  November 29,  2000,  concerning stock repurchase program.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  ----------------------------
                                                  J. Lee Walden, President and
                                                  Chief Executive Officer

Dated: November 30, 2000